Accessor Funds Prospectus                   September 1, 2008





                            Accessor Limited Duration
                              U.S. Government Fund

                                     [LOGO]


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    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
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NOT FDIC INSURED                NO BANK GUARANTEE               MAY LOSE VALUE









                                   ACCESSOR 1


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                                   ACCESSOR 2

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Table of Contents

THE FUND


   Fund Details...............................................................4
   Fund Performance...........................................................6
   Fund Expenses..............................................................7
   Securities Types...........................................................8
   Certain Additional Investment Strategies and Risks.........................8
   Management, Organization and Capital Structure.............................9



SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................10
   Exchanging Fund Shares....................................................13
   Redeeming Fund Shares.....................................................13
   Dividends and Distributions...............................................15
   Valuation of Securities...................................................15
   Taxation..................................................................15
   Householding..............................................................16
   Financial Highlights......................................................17
   Privacy Policy............................................................18


APPENDIX A
   Investment Techniques and Practices.......................................19













                                   ACCESSOR 3

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[GRAPHIC]        LIMITED DURATION U.S. GOVERNMENT FUND DETAILS
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INVESTMENT  OBJECTIVE  The Limited  Duration U.S.  Government  Fund (the "Fund")
seeks to achieve a high level of current income that is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its assets in bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities, including various government sponsored enterprises ("GSEs") (collectively "U.S. Government securities") and in repurchase agreements collateralized by such securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund's investments may include mortgage-backed securities that represent interests in pools of mortgage loans or asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund intends to be eligible for investment by federal savings associations, federal credit unions and certain national banks and therefore, will invest in U.S. Government securities that are eligible, without limitation, for investment by these institutions. The Fund also intends to be managed to comply with all investment limitations applicable to federal credit unions so as to qualify as an eligible investment for these institutions. The Fund does not intend to make any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Federal Financial Institutions Examination Council ("FFIEC").

Under normal  market and  interest  rate    ------------------------------------
conditions, the Fund seeks to maintain a | DURATION A mathematical concept target duration between 1 and 5 years | that is used to measure bond price ("Limited Duration") To achieve the | volatility as a consequence of a
flexible implementation of this target | change in the general level of duration range, the Fund does not | interest rates. Bonds with larger restrict its minimum or maximum | durations tend to be more volatile maturity. For example, the Fund may | than bonds with smaller durations. adopt a strategy meant to take advantage | For example, a bond with a duration of an unusual shape presented by the | of 5 is approximately 2 1/2 times
yield   curve   known   as  a   BAR-BELL   | more  volatile  to a change  in the
portfolio   structure.   This  structure   | general  level  of  interest  rates
would include a large block of money | than is a bond with a duration of market instruments and a large block of | 2. Although subject to constraints
longer maturity issues that together | that can make it less than perfect, produce a duration measure that falls | it can produce a useful measure of within the target duration range of 1 to | price sensitivity for an individual
5 years.                                   | bond or for an entire  portfolio of
                                           | bonds. For example,  the price of a
Pennant  Management,  Inc. ("Pennant" or   | bond with a duration of 5 should go
"Money Manager"), the Fund's Money | down by 5% for each 1% increase in Manager, intends to vary the quality, | the general level of interest
sector  and  maturity  of  the  eligible   | rates.
securities  selected  for the Fund based    ------------------------------------
upon the Money Manager's analysis of financial market conditions and the outlook for the U.S. economy. The Money Manager's view is that interest rates and spreads between bond market sectors are closely tied to the real economy and the supply/demand conditions in the credit markets. By monitoring these variables closely, the Money Manager will attempt to adjust duration and bond market sector weightings in order to exploit its convictions regarding the general level of interest rates and spreads between Fund eligible sectors of the bond market. The Money Manager attempts to identify areas of the bond market that are undervalued relative to the rest of the market by grouping bonds by duration and into sectors such as: money markets, U.S. Government agency securities, mortgages and asset-backed securities. Investment selections may be based on fundamental economic, market and other factors that may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. Once investment opportunities are identified, the Money Manager will shift assets among durations and sectors depending upon perceived supply and demand conditions, changes in relative valuations, credit spreads and upon historical yield or price relationships.

The Fund  may  also  purchase  both  existing  securities  and  securities  on a when-issued basis. The purchase price and interest rate payable for all securities will be fixed on the date of purchase, and all purchases will be by regularway settlement, that is delivery and payment will be made within the time frame the securities industry has established for the purchase of that type of security. The Fund may also purchase money market securities which are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Money market securities are often specifically structured so that they are eligible investments for a money market fund. The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit and other time deposits issued by foreign branches of FDIC issued banks. Investments in certificates of deposit and other time deposits are limited to that face value equivalent to $100,000 FDIC insurance coverage.

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AN  INVESTMENT  IN THE FUND IS NOT A  DEPOSIT  OF A BANK AND IS NOT  INSURED  OR
GUARANTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

                                   ACCESSOR 4
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                 LIMITED DURATION U.S. GOVERNMENT FUND DETAILS
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PRINCIPAL  INVESTMENT  RISKS The Fund's principal risks are discussed below. The value of your investment in the Fund will fluctuate, which means you could lose money.

o CALL RISK. Some bonds are issued with specific maturities that also allow the issuer to redeem the issue in whole or part before the stated final maturity. An issuer may "call" a bond when the general level of interest rates has declined relative to what they were when the bond issuer originally issued the bond. If an issuer "calls" a bond during a time of declining interest rates, the Fund may have to reinvest the proceeds in an investment offering a lower yield. If this happens the Fund may not be able to take advantage of any increase in value as a result of declining interest rates.

o CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. For U.S. Government Securities, the risk that the U.S. Government will not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

o GOVERNMENT SPONSORED ENTERPRISES ("GSEs") RISK. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government. Therefore, GSE's are subject to credit risk.

o INCOME RISK. If interest rates fall, the Fund's income will decline as bonds are bought at lower rates to reinvest proceeds from sales or maturities, or to invest new money.

o INTEREST RATE RISK. The prices of bonds will generally fall when interest rates rise. These changes in bond prices will affect the Fund's share price. The longer the Fund's effective maturity and duration, the more its share price is likely to be affected by a change in interest rates.

o LIQUIDITY RISK. If there is no active trading market for certain types of securities, it can become more difficult to sell such securities at or near their value. This may result in a dramatic fall in the value of such securities and have a negative effect on the Fund's share price.

o MANAGEMENT RISK. The risk that a strategy used by the Money Manager may fail to produce the intended results. There is no guarantee that the Money Manager's security selection techniques or timing decisions will achieve the Fund's investment objective.

o PREPAYMENT AND EXTENSION RISK. Many types of debt securities, including mortgage-backed and certain asset-backed securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price. When interest rates rise, the effective duration of the Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund's sensitivity to rising rates.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, the Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If the Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

                                   ACCESSOR 5
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                 LIMITED DURATION U.S. GOVERNMENT FUND DETAILS
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FUND  PERFORMANCE  The  following  bar chart and table  illustrate  the risks of investing in shares of the Fund by showing changes in the Fund's performance from year to year. The table compares the average annual total returns of the Fund to the performance of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Forward Management became the Fund's investment advisor on September 1, 2008. The chart and table reflect results achieved by the previous investment advisor and the current Money Manager for the period prior to that date.

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                      LIMITED DURATION FUND ANNUAL RETURNS
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[GRAPH]                 |    YEAR-TO-DATE    |   BEST QUARTER |  WORST QUARTER
                        |       1.85%        |     2.03%      |      0.12%
AS OF 12/31 EACH YEAR   |   AS OF 6/30/08    |  4TH QTR 2007  |  1ST Qtr 2005
                        |                    |                |
2.00%    4.36%   6.22%  |                    |                |
---------------------   |                    |                |
2005     2006    2007

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                          AVERAGE ANNUAL TOTAL RETURNS
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
FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         INCEPTION
                                                                                        TO DATE*
------------------------------------------------------------------------------------------------
Fund returns before taxes                                               6.22%            3.72%
Fund returns after taxes on distributions                               4.61%            2.51%
Fund returns after taxes on distributions & sale of Fund shares         4.01%            2.46%
Lehman Brothers 1-3 Year Government Bond Index (1)                      7.10%            N/A
                                                                  *INCEPTION DATE JULY 6, 2004
------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.








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(1)  THE  LEHMAN  BROTHERS  1-3 YEAR  GOVERNMENT  BOND  INDEX IS A MARKET  VALUE
     WEIGHTED INDEX OF U.S. TREASURY AND AGENCY BONDS WITH MATURITIES BETWEEN ONE AND THREE YEARS. RETURNS OF THE INDEX DO NOT REFLECT ANY DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                   ACCESSOR 6
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                                 FUND EXPENSES
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The  following  tables are  estimated to describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Fund has no sales charge or Rule 12b-1 distribution fees and therefore these fees are not included in the tables.

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                                                              LIMITED DURATION
                                                           U.S. GOVERNMENT FUND
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Shareholder Fees/1/ (fees paid directly
from your investment)                                            None
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ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

MANAGEMENT FEES/2/                                              0.41%
DISTRIBUTION AND SERVICE (12b-1) FEES                            None
OTHER EXPENSES/3/                                               0.24%

TOTAL ANNUAL FUND OPERATING EXPENSES                            0.65%
                                                                ====

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/1/Shares  of the Funds are  expected  to be sold  primarily  through  financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.

/2/Management fees consist of the management fee paid to Forward Management and the fee paid to the Money Manager of the Fund.

/3/ Other Expenses are based on the estimated fees and expenses for the Fund.

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EXPENSE EXAMPLE
---------------

The Example shows what an investor in the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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         FUND               One Year     Three Years    Five Years    Ten Years
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 LIMITED DURATION
 U.S. GOVERNMENT FUND       $66         $208            $362            $810
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                                   ACCESSOR 7
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                                SECURITIES TYPES
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The Fund does not purchase  any  investments  having a  risk-based  weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC. The FFIEC is a formal interagency board empowered to prescribe uniform principals, standards, and report forms for the federal examination of financial institutions by the Board of Governors of the Federal Reserve System
(FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC) and the Office of Thrift Supervision (OTS) and, to make recommendations to promote uniformity in the supervision of financial institutions. See Appendix A for the qualifying security types under the current FFIEC regulations.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which is available upon request by calling: (800) 759-3504 and on the Funds' website by visiting www.accessor.com.

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SECURITY TYPES
--------------

o ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

o CERTIFICATES OF DEPOSIT. The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution") or the Federal Savings and Loan Insurance Corporation ("FSLIC"), including certificates of deposit and other time deposits issued by foreign branches of FDIC issued banks. Investments in certificates of deposit and other time deposits are limited to that face value equivalent to $100,000 FDIC insurance coverage.

o DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include government securities and mortgage and other asset-backed securities.

o GOVERNMENT SECURITIES. Government securities are securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. These securities are normally considered to be of the highest quality. U.S. Government Agencies, or its instrumentalities are also collectively referred to as Government Sponsored Entities (GSEs). All GSE debt is sponsored but not necessarily guaranteed by the federal government. For instance, government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Certain GSEs also carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. The Fund may invest in all such GSEs. Some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission ("SEC").

o MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, in which the Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund if not subject to a repurchase agreement.

================================================================================
                CERTAIN ADDITIONAL INVESTMENT STRATEGIES & RISKS
--------------------------------------------------------------------------------

The Fund may invest in other types of securities and employ additional investment techniques that are not the primary approach of the Fund and therefore not described in this Prospectus. Appendix A to this Prospectus lists the various security types and investment techniques used by the Fund, including the principal securities types and techniques described above. The additional security types, techniques and their accompanying risks are more fully described in the Fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the Fund.

                                   ACCESSOR 8

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Forward Management and the Fund's Money Manager and a description of how Forward Management and the Money Manager are compensated for the services each provides.

A detailed discussion regarding factors considered and the basis of the Board of Trustees' approval of the Fund's investment advisory contracts will be contained in the Annual Report to Shareholders for the year ended December 31, 2008.

The Fund paid the prior investment advisor, Accessor Capital, 0.12% and the Money Manager 0.29% for total management fees of 0.41% for the fiscal year 2007 (reflected as a percentage of average net assets).

MANAGER Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104

Forward Management, LLC ("Forward Management" or the "Investment Advisor" or the "Manager") serves as the investment advisor to each of the Accessor Funds. Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Trust's Board of Trustees. Forward Management also has the authority to engage the services of different Money Managers with the approval of the Trustees of each of the Funds and each Fund's shareholders. Forward Management also provides the Funds with ongoing management supervision and policy direction.

Forward Management is a registered investment advisor under the Investment Advisors Act of 1940 ("Advisors Act"). Forward Management was founded in 1997. Forward Management supervises the activities of each Money Manager and manages the assets of certain of portfolios of the Trust directly, without the use of a sub-advisor.

Forward Management and the Accessor Funds have applied for an exemptive order from the Securities and Exchange Commission ("SEC") that permits Forward Management, subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated Money Managers or to materially amend existing sub-advisory agreements with non-affiliated Money Managers for the Funds without shareholder approval. Pursuant to such exemptive relief, shareholders of the affected Fund will be notified of sub-advisor changes within 90 days after the effective date of such change.

The Fund will pay Forward Management an annual management fee for providing management and administration services in the amount of 0.12% of the Fund's average daily net assets. The Fund will pay an annual Investment Advisory Fee to the Money Manager as more fully described under "Money Manager" below.

The Fund has also hired Forward Management to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Forward Management receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) certain out-of-pocket expenses.

DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, PA 19456

MONEY MANAGER Pennant Management, Inc., 11270 West Park Place, Suite 1025, Milwaukee, WI 53224

Pennant Management was formed in 1992 and has approximately $1.8 billion in assets under management as of December 31, 2007.

The Money Manager uses a team approach to the management of the Fund. John P. Culhane, CFA, Senior Vice President and James Habanek, CFA, Senior Vice President, are primarily responsible for the day-to-day management of the Fund. Mr. Culhane has been primarily responsible since July 4, 2004, and Mr. Habanek since June 2, 2008. Pennant Management's Investment Committee has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios, under the supervision of Mark A. Elste, CFA, President and Chief Investment Officer. The team members have all held their present titles since joining Pennant Management. Mr. Culhane has been a portfolio manager with Pennant Management since 2002. Prior to joining Pennant Management, Mr. Culhane was the Chief Investment Officer at GreatBanc Trust Company since 1989. Mr. Habanek has been a portfolio manager with Pennant Management since June 2, 2008. Prior to joining Pennant Management, he was Vice President, Capital Markets Group at Ziegler Companies, Inc. from March 2006 through November 2007 and Vice President Capital Markets Group at CIB Marine Bankshares, Inc. from August 1999 through January 2006. Prior to forming Pennant Management in 1992, Mr. Elste was the Chief Investment Officer for Banc One Investment Advisors, Inc. and Banc One Wisconsin Trust Co., NA.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

The Fund pays an annual Investment Advisory Fee to the Money Manager based upon a percentage of the average daily net assets of the Fund, as follows:

        0.35% on the first $25 million of assets under management; plus, 0.25% on the next $75 million of assets under management, plus, 0.20% on all assets above $100 million

The Money Manager may, from time to time, find it appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.

                                   ACCESSOR 9

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE
-----------------

o DIRECT INVESTORS. Shares of the Fund may be purchased directly from Accessor Funds for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Shares of the Fund may be purchased through financial intermediaries, trust companies, broker-dealers, registered investment advisors, certified financial planners, third party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies and providers of fund supermarkets who have agreements with the Distributor and/or Accessor Funds. These financial intermediaries may charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE
---------------

Normally  your  financial   intermediary    ------------------------------------
will send your purchase requests to | Shares of the Funds may not be Accessor Funds' Transfer Agent. Purchase | purchased on days when the NYSE is orders are accepted on each business day | closed for trading: New Year's Day, that the New York Stock Exchange | Martin Luther King, Jr. Day, ("NYSE") is open and must be be received | Presidents Day, Good Friday, in good order. Requests received in good | Memorial Day, Independence Day, order must include: account name, | Labor Day, Thanksgiving Day and
account  number,  dollar or share amount   | Christmas Day.
of transaction,  Fund(s),  allocation of    ------------------------------------
investment and signature of authorized user. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the NAV after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Purchase orders are accepted on each business day that the NYSE is open and must be received in good order prior to the close of the NYSE, normally 4:00 p.m. Eastern Time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. The Transfer Agent must receive payment for shares by 12:00 noon Eastern Time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of the Fund noted on the check to:

                Accessor Funds
                Attn: Shareholder Services
                P.O. Box 1748
                Seattle, WA 98111-1748

                                  ACCESSOR 10

================================================================================
                             PURCHASING FUND SHARES
-------------------------------------------------------------------------------

Neither initial nor subsequent investments should be made by third-party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

o    BY  FEDERAL  FUNDS  WIRE.   Wire   instructions  can be  obtained  from the
Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of the Fund by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan ("AIP") with the Transfer Agent whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax [fax number] the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Shares of the Fund. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

-------------------------------------------------------------------------------
IRA/SIMPLE/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS
-------------------------------------------------------------

Investors may purchase Shares of the Fund through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Forward Management by calling (800) 759-3504.

--------------------------------------------------------------------------------
INVESTMENT MINIMUMS
-------------------

The minimum initial investment in the Fund is $100,000; provided, however that the Distributor and/or the Fund reserve the right to accept a lesser initial investment at their sole and absolute discretion. There is no minimum investment balance required to be maintained. Subsequent purchases may be made in any amount.

--------------------------------------------------------------------------------
SHARE PRICING
-------------

Investors purchase shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Fund shares, subtracting Fund liabilities, and dividing by the number of outstanding shares. The NAV is calculated each day that the NYSE is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, each day the NYSE is open. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Fund in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" section.

--------------------------------------------------------------------------------
ACCESSOR INTERNET WEBSITE
-------------------------

You can obtain information about Accessor Funds on the internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm, this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

                                  ACCESSOR 11

================================================================================
                             PURCHASING FUND SHARES
-------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING
-------------------------------

The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Fund may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid and are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing it to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Fund's restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Board of Trustees has adopted policies and procedures relating to short-term or excessive trading. The Fund (or Forward Management, on behalf of the Fund) may restrict or refuse purchases or investors who in Forward Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 30 days of purchase; (ii) exchange shares out of the Fund within 30 days of an earlier exchange request out of the Fund; (iii) exchange shares out of the Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Fund or Forward Management believes may adversely affect the Fund. For these purposes, Forward Management may consider an investor's trading history in that Fund or other Accessor Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market timing activities and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

                                  ACCESSOR 12

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
EXCHANGING THROUGH ACCESSOR FUNDS
---------------------------------

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Shares of the Fund may be exchanged for shares of any other Accessor Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Accessor Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern Time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Accessor Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order.

An exchange of shares of the Fund for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from the Fund involves a redemption of those shares and will be treated as a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made as follows:

o By Mail. Share exchange instructions may be mailed to:

                Accessor Funds
                Attn: Shareholder Services
                P.O. Box 1748
                Seattle, WA 98111-1748

o By Fax. Instructions may be faxed to Accessor Funds at (206) 224-7420.

-------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Normally,  your  financial  intermediary    ------------------------------------
will send your request to redeem Fund | Redemption requests for shares that shares to Accessor Funds' Transfer | were purchased by check will be
Agent.  Shares  held  for  you  in  your   | honored at the next NAV  calculated
dealer's  name must be sold  through the   | after  receipt  of  the  redemption
dealer. Consult your financial | request. However, redemption intermediary for more information. | proceeds will not be transmitted Investors may request to redeem Fund | until the check used for the
Shares  on any day that the NYSE is open   | investment has cleared.
for   business.   The  request  must  be    ------------------------------------
received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern Time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment, and signature of authorized signer. The Transfer Agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include an Authorization for Distribution from IRA form, which includes a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. Contact your financial intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employers-ponsored retirement plan. Contact your employer for details.

Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wiretransfer or ACH to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

o BY MAIL. Redemption requests may be mailed to:

                Accessor Funds
                Attn:  Shareholder Services
                P.O. Box 1748
                Seattle, WA 98111-1748

                                  ACCESSOR 13

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

o BY FAX.  Redemption  requests  may be  faxed  to  Accessor  Capital  at  (206)
224-7420.

o BY TELEPHONE. Shareholders with account balances of at least $1 million in the Fund may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds--up to seven calendar days--if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of the Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Trustees determines a redemption payment may harm the remaining shareholders of the Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $10,000 if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES
--------------------

A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee and will not be accepted by the Fund. Forward Management at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o   Transfer of ownership to another  individual  or  organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o   Requests that fedwire instructions be changed.
o   Requests for name changes.
o   Adding or removing a shareholder on an account.
o   Establishing or changing certain services after the account is open.

                                   ACCESSOR 14

================================================================================
                           DIVIDEND AND DISTRIBUTION
--------------------------------------------------------------------------------

o DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fund normally pays dividend distributions monthly.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized longand short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on shares of the Fund will be automatically reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Fund generally values its securities using market quotations obtained from a pricing service. Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. short-term debt securities maturing in less than 60 days may be valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

                                   ACCESSOR 15

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a)
interest-related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND.

================================================================================
                                  HOUSEHOLDING
--------------------------------------------------------------------------------

To avoid sending duplicate copies of materials to households, Accessor Funds may mail only one copy of each prospectus and annual and semi-annual report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.












                                  ACCESSOR 16

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
LIMITED DURATION U.S. GOVERNMENT FUND
-------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------------------
                                                          2007          2006           2005          2004(3)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     11.92   $     11.87    $     11.96    $     12.00

   Net investment income (loss)(1)                           0.53          0.43           0.31           0.09
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.19          0.08          (0.07)         (0.04)
                                                      -------------------------------------------------------------------------
Total from investment operations                             0.72          0.51           0.24           0.05

   Distributions from net investment income                 (0.52)        (0.46)         (0.33)         (0.09)
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.52)        (0.46)         (0.33)         (0.09)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     12.12   $     11.92    $     11.87    $     11.96
===============================================================================================================================
TOTAL RETURN(2)                                              6.22%         4.36%          2.00%          0.44%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    63,172   $    54,721    $    58,140    $    58,963
   Ratio of expenses to average net assets(4)                0.53%         0.65%          0.58%          0.57%*
   Ratio of net investment income to average
      net assets                                             4.40%         3.60%          2.61%          1.66%*
Portfolio turnover rate                                    103.74%        40.85%         65.48%         29.46%

--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Fund commenced operations on July 6, 2004.
(4)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized

                                   ACCESSOR 17

================================================================================
                          ACCESSOR FUNDS PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information ("Information") pertaining to you.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU:

o   Information  we receive from you on  applications  or other  forms;  and
o   Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party's privacy policies will apply to you and ours will not.















                                   ACCESSOR 18

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
Investment Techniques and Practices
-----------------------------------

In pursuing its investment objective, the Fund may engage in the principal and nonprincipal investment techniques and practices set forth below. Those techniques and practices that the Fund intends to employ currently are indicated by a filled circle (*), those that the Fund does not currently intend to use but which the Fund reserve to use at any time in the future are indicated by an open circle (0). The Fund may not use all of these techniques and practices. The Fund's principal investment strategies, security types and accompany risks are set forth in the Prospectus. The Fund's nonprincipal investment techniques and corresponding risks are more fully described in the Fund's SAI.

--------------------------------------------------------------------------------
                                              *   Fund uses or currently
                                                  anticipates using
                                              0   Permitted, but Fund does not
INVESTMENT TECHNIQUE OR PRACTICE                  currently anticipate using
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT TECHNIQUES OR STRATEGIES

Collateralized* Repos                                                     *
U.S. Treasuries & Strips                                                  *
FNMA, FHLMC, FFCB, SLMA, FHLB                                             *
SBA Loan Pools                                                            *
MBS  passthru's
     GNMA                                                                 *
     FNMA AND FHLMC                                                       *
TVA                                                                       *
Municipal Securities:
     GO's                                                                 *
     Ban's and Tan's                                                      *
     PreRefunded Munis                                                    *
Sallie Mae ABS                                                            *
Asset Backed Securities rated 20% risk based                              *
CMO's:
     GNMA                                                                 *

OTHER INVESTMENT TECHNIQUES OR STRATEGIES

Mutual Funds                                                              0
SBA guaranteed portion purchased & evidenced by 1086                      0
USDA loans guaranteed that are purchased                                  0
asset-backed Commercial Paper from securitization process                 0
     rated A1/P1
Deposit Notes and Bank Notes                                              0
FHA loans                                                                 0
Whole Loan CMO's                                                          0
REFCO                                                                     0
Federal Financing Bank                                                    0
CMO's:
     VA Vendee                                                            0
Commercial Paper (backed by bank letter of credit)                        0
Bankers Acceptances:
     OECD institutions                                                    0
     nonOECD institutions with 1 year of less maturity                    0
CD's (uninsured):
     US and OECD Institutions                                             0
     nonOECD Institutions with 1 year of less maturity                    0
Eurodollar CD's:
     OECD institutions                                                    0
     nonOECD Institutions with 1 year of less mat.                        0

*Collateralized by securities by are otherwise anticipated to be used by the Fund.


                                   ACCESSOR 19

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period
o    Fund performance data and financial statements
o    Fund holdings.

PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus. For shareholder inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual Report, SAI, and other information contact your financial intermediary or:

Forward Management, LLC
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
900-759-3504
206-224-7420
web site: www.accessor.com

Securities and Exchange Commission
Washington, DC  20549-0102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
email:  publicinfo@sec.gov
web site:  www.sec.gov

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

Accessor(R) is a registered trademark of Forward Management, LLC.

SEC file number: 811-06722.








                                   ACCESSOR 20

                                ACCESSOR(R)FUNDS
                          1420 Fifth Avenue, Suite 3600
                               Seattle, WA 98101
                                www.accessor.com


                 ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated September 1, 2008


Forward Funds (the "Trust") is an open-end investment company, commonly known as a mutual fund. The Trust offers sixteen series known as the Forward Funds and eighteen series known as the Accessor Funds.

The Accessor Funds currently consist of ten diversified investment portfolios (collectively, the "Underlying Funds") and six diversified funds of funds investment portfolios (the "Accessor Allocation Funds" or the "Allocation Funds"), each with its own investment objective and policies, and two non-diversified investment portfolios. This Statement of Additional Information relates to one of the Underlying Funds, the Accessor Limited Duration U.S. Government Fund (the "Fund"). The Fund is a non-diversified fund.

The Fund is offered through a separate prospectus dated September 1, 2008 (the "Prospectus"). A copy of the Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

The Fund is a successor mutual fund to a previously operational fund with the same name (the "Predecessor Fund"), which was a series of a separate legal entity called Accessor Funds, Inc. (the "Predecessor Company"), a Maryland corporation. The Predecessor Fund was reorganized into the Trust effective September 1, 2008. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to September 1, 2008 for the Fund refers to the Predecessor Fund or Predecessor Company.

Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2007 and the (unaudited) Semi-Annual Report for the six months ended June 30, 2007, for the Predecessor Fund is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report or Semi-Annual Report, call (800) 759-3504 or visit our website at www.accessor.com.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                       1
INVESTMENT RESTRICTIONS, POLICIES AND RISKS                           1
MANAGEMENT OF THE FUND                                                15
CODE OF ETHICS                                                        21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                   21
INVESTMENT ADVISORY AND OTHER SERVICES                                21
VALUATION                                                             30
FUND TRANSACTION POLICIES                                             30
TAX INFORMATION                                                       32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                        35
FINANCIAL STATEMENTS                                                  38
PROXY VOTING POLICIES AND PROCEDURES                                  38
APPENDIX A - RATINGS OF DEBT INSTRUMENTS                             A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                    B-1

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name Home-State Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Trust currently offers 34 series.

The Board of Trustees (the "Board") may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Forward Management, LLC ("Forward Management"), a California limited liability company, is the manager or investment advisor of the Accessor Funds, pursuant to Management Agreements with the Trust. Forward Management is also Accessor Funds' transfer agent, registrar, and dividend disbursing agent and provides record keeping and administrative services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with the Trust.

INVESTMENT RESTRICTIONS, POLICIES AND RISKS

INVESTMENT RESTRICTIONS

Under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). The Fund has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in its policy to so invest its assets. The Fund's investment objective is a fundamental policy, which means that it cannot be changed without the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions

The Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated the Fund may not:

1. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities, including Government Sponsored Entities ("U.S. Government Securities")) if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Invest more than 25% of the value of its total assets in securities in any single industry, provided that there is no limitation on the purchase of securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities.

3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) and to the extent permitted under the 1940 Act.

* 4. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent not prohibited by the 1940 Act.

* 5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate. In particular the Fund may purchase mortgaged-backed securities.

6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices.

7. Underwrite the securities of other issuers, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

Non-Fundamental Investment Policies and Restrictions

The following are the Fund's nonfundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval.

1. The Fund intends to limit its investments and investment techniques so as to qualify for investment by national and state banks, savings associations, and credit unions.

2. The Fund does not currently intend to sell securities short or make short sales against-the-box.

3. The Fund does not currently intend to purchase securities on margin or purchase futures or options, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contract shall not constitute purchasing securities on margin.

4. The Fund does not currently intend to enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of its net assets would be so invested. The Fund intends to limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

5. The Fund does not currently intend to purchase any investment having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Federal Financial Institutions Examinations Council ("FFIEC").

6. The Fund will not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration, Regulation 703, and the Fund intends to limit its investments to those permissible for federal savings associations, national banks and federal credit unions under current applicable regulations.

7. The Fund will not invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

8. The Fund does not currently intend to pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.


9. The Fund does not currently intend to invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.


10. The Fund does not currently intend to make investments for the purpose of exercising control of management.

11. The Fund may not purchase warrants. Warrants attached to other securities are not subject to this limitation. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

12. The Fund does not currently intend to enter into reverse repurchase agreements and dollar rolls, that together with its other borrowings exceeds 5% of its net assets.

13. The Fund does not currently intend to invest in publicly traded real estate investment trusts ("REITs").

14. The Fund does not currently intend to invest in privately-issued STRIPS.

15. The Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of the Fund's net assets will be comprised of cash or cash equivalents, as discussed below. The Fund may invest up to 20% of its net assets in:

 (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper guaranteed or supported by a letter of credit issued by a bank, that meets the requirements set forth in paragraph (i) above, maturing in 13 months or less, and of "eligible quality" as described below.

(iii) Letters of credit or lines of credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter. If the letter of credit or line of credit is issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If issued or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Forward Management and the Board of Trustees.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or the highest long-term rating categories (e.g., AAA/Aaa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Forward Management under the general supervision of the Board of Trustees. Government securities are generally considered to have the highest rating. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Trustees.

In selecting commercial paper and other obligations for investment by the Fund, the Money Manager also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Forward Management monitors, and the Board of Trustees reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Forward Management, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Forward Management and the Board of Trustees determine that to do so is not in the best interests of the Fund and its shareholders.

The Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable.

16. The Fund does not currently intend to invest in Fixed-Income securities, including convertible securities, rated by S&P or Moody's, or in unrated securities deemed by Forward Management or the Money Manager to be of a lesser credit quality than AAA or having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC. Generally, Government securities are unrated but considered to be of the highest quality. These ratings are modified with a plus (+) or minus () sign by S&P and with a 1,2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

Forward Management and the Money Manager monitor the credit quality of securities purchased for the Fund and Forward Management reports to the Board of Trustees on a quarterly basis. The Board of Trustees reviews these reports. In selecting obligations for investment by the Fund, Forward Management and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If an obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Forward Management, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Forward Management and the Board of Trustees determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Trustees.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which the Fund may invest, strategies the Fund may employ and a summary of related risks.

ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in passthrough structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage passthrough structures described below in "Risks of Investing in asset-backed and mortgage-related Securities" or in a paythrough structure similar to the collateralized mortgage structure.

CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variableamount master demand notes); (iii) repurchase agreements involving investmentgrade debt obligations; and (iv) convertible securitiesdebt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by used by the Money Manager of the Fund in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a Fixed-Income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

Under normal market conditions, the Fund seeks to have a dollar-weighted average portfolio duration of between one and five years.

FORWARD COMMITMENTS. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

INFLATION-INDEXED BONDS. The Fund may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a Semi-Annual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a Semi-Annual basis, equal to a fixed percentage of the inflationadjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% Semi-Annually), and inflation over the first six months was 1%, the midyear par value of the bond would be $1,010 and the first Semi-Annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the endofyear par value of the bond would be $1,030 and the second Semi-Annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation=indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPIU"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.

ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, nonexchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

LIQUIDITY MANAGEMENT PRACTICES. The Fund may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Fund to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. Letters of Credit are limited to 20% of the Fund's net assets as determined at the end of each calendar quarter, while Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. The assumption behind such a put transaction is that the securities being put are subject to an unforeseen liquidity squeeze that would cure itself over some intermediate period of time, but not in a time necessary to meet shareholder redemption requests. Once eligible securities are put under a Letter of Credit arrangement, there is no recourse to the Fund, that the bank or financial intermediary would contractually be able to attest.

In the case of a Line of Credit arrangement the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this arrangement is a temporary affair meant to meet redemption requests that temporarily exceed the cash equivalents available within the Fund. For example, the Fund processes redemption requests on a daily basis. As a general rule the Fund would not know the aggregate value of those redemption requests until after the close of trading on any given day. At that point it would be impossible for the Fund to sell securities for regular settlement the following day in order to meet the redemption requests that will need to be serviced on that following day. A Line of Credit arrangement would facilitate the satisfaction of these redemption requests.

MONEY MARKET INSTRUMENTS.  The Fund may invest up to 20% of its net assets in:

(i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are passthrough securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The Fund may invest in mortgage-related securities, and, in particular, mortgage passthrough securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Governmentguaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called passthrough Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage passthrough securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose the Fund to a lower rate of return upon re-investment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. re-investment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "passthrough" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Fund's Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in bookentry form and should not be subject to this risk of delays in timely payment of income.

The Fund may invest in passthrough mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, prespecified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fund will generally only invest in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage

Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.

The Fund may also invest in Whole Loan CMO's. A Whole Loan CMO is a mortgage-backed security (MBS) whose underlying mortgage loans do not conform to GNMA, FNMA, and FHLMC pooling requirements. Typically, the underlying mortgage loans are larger than GNMA's, FNMA's and FHLMC's maximum conforming loan size. Thus the loans are pooled by a private entity that in turn issues an MBS. Generally, the private entities employ some type of credit enhancement(s) to assure investors of the timely receipt of their principal and interest payments.

A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multiclass securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

REGULATION 703 limits federally chartered credit unions to invest only in permissible instruments, including corporate CDs, U.S. Treasuries, U.S. Government Agencies, Conforming CMOs and mortgage backed securities, bank and saving and loan CDs, select mutual funds and money market fund, based on four characteristics: liquidity, transparency, yield and complexity.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which the Fund purchases a Fixed-Income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by the Fund's custodian (the "Custodian"), either physically or in a bookentry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longerterm nature. The Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks Illiquid Securities."


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby the Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forego principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time the Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Trustees, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

RISK-BASED WEIGHTINGS. The Federal Financial Institutions Examination Council ("FFIEC") is a formal interagency board empowered to prescribe uniform principals, standards, and report forms for the federal examination of financial institutions by the Board of Governors of the Federal Reserve System (FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC) and the Office of Thrift Supervision (OTS) and, to make recommendations to promote uniformity in the supervision of financial institutions. Under normal circumstances, the Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC, as may be amended from time to time.

RISKS OF INVESTING IN asset-backed AND mortgage-related SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for re-investment by the Fund is likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other Fixed-Income securities from declining interest rates because of the risk of prepayment.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

At times the value of mortgage or asset-backed securities may be particularly sensitive to changes in the general level of interest rates. Early repayment of principal on some mortgage or asset-backed securities may expose the Fund to a lower rate of return upon re-investment of principal. When the general level of interest rates rise, the value of a mortgage or asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage or asset-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages or assets will affect the price and volatility of a mortgage or asset-backed securities, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages or assets increase the effective maturity of these securities, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to other idiosyncratic circumstances. Additionally, certain mortgage or asset-backed securities are supported by certain guarantees that are made by U. S. Government agencies that do not enjoy the full faith and credit guarantee available from the U. S. Government directly.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Trustees, as monitored by Forward Management and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Forward Management and/or the Money Manager, as applicable, market or economic conditions warrant, the Fund may adopt a temporary defensive strategy.

During these times, the average dollar weighted portfolio duration of the Fund may fall below two years, or rise to as high as fifteen years. In such event, the Fund will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Fund's average dollar weighted portfolio duration is increased, the Fund is subject to greater risk, since at higher durations the Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Fund's average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations the Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Forward Management and/or the Money

Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Fund to its designated average dollar weighted portfolio duration.

U.S. GOVERNMENT SECURITIES. Fund may invest in U.S. Treasury securities that include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund, may also invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Sponsored Entities" or "GSEs"). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such Government Sponsored Entities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund may purchase U.S. Government obligations on a forward commitment basis.

Government Sponsored Entities are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government national Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for Fixed-Income obligations with a fixed interest rate.

The Fund may purchase variable rate U.S. Government Securities that have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of the Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regularway settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security. Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If the Fund sells such a security before the security has been issued (or delivered), the Money Manager will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations or the Fund will segregate assets on the books of the Fund. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities with remaining maturities of less than 1 year, subject to the requirements of the FFIEC 20% risk based capital or better. A zero-coupon security has no cashcoupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for passthrough treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                   DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

In accordance with rules established by the SEC, the Fund sends Semi-Annual and Annual Reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form NQ, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in Annual and Semi-Annual Reports and on Form NQ are available for viewing on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090. In addition, the Fund discloses its complete portfolio holdings within 10 days after the end of each month on the Fund's website, www.accessor.com, and on the Money Manager's website, www.pennantmanagement.com.

The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, nonpublic information. The Board of Trustees has adopted policies with respect to the disclosure of the Fund's portfolio holdings. These policies apply to all officers, employees and agents of the Fund, including the Fund's investment advisor. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, nonpublic information about the Fund. It is the policy of the Fund not to separately disclose to any person the current portfolio holdings of the Fund. No person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Fund's general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Fund; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Fund requires that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Fund's portfolio holdings for the legitimate business purposes as set forth above, the Fund's Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Fund to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.

Under its policies, the Fund does not disclose its portfolio holdings in exchange for compensation.

The Fund does have ongoing arrangements with certain specified persons or entities for the disclosure of the Fund's portfolio holdings. The Fund provides top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Fund provides monthly portfolio holdings to reporting services such as Morningstar. The Fund's Money Managers are asked to review the holdings generally on a quarterly basis, although they may request more frequent information from either the custodian or fund accounting agent. Both the custodian and fund accounting agent have daily access to the portfolio holdings of the Fund. The independent registered public accounting firm receives the Fund's portfolio holdings on at least a quarterly basis. Service providers who track corporate actions and class action law suits may have access to the portfolio holdings of the Fund. The Fund does not have any ongoing arrangements to provide portfolio holdings with any other persons.

As of June 30, 2008, the following entities receive portfolio holdings information as specified:

------------------------------------- ------------------------ ------------------------ -----------------------
Firm                                  Purpose                  Timing                   Lag Time*
------------------------------------- ------------------------ ------------------------ -----------------------
SEI Investments Global Funds Services Fund Accounting Agent    Daily                    None
Deloitte & Touche LLP                 Public accounting firm   Semi-Annual              One Month
State Street Bank & Trust Company     Custodian                Daily                    None
Morningstar                           Reporting Service        Monthly                  one month
Lipper                                Reporting Service        Monthly                  one month
Accessor Capital Management           Portfolio Manager        Daily                    None

The Board of Trustees has authorized the Fund's CCO or its designee to authorize the release of the Fund's current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Fund's current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Fund's CCO reports quarterly to the Board of Directors if a disclosure of the Fund's current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by in a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                             MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The Trust's Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently four Trustees, three of whom are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

INDEPENDENT TRUSTEES:

                                   TERM OF                                                 NUMBER OF FUNDS        OTHER
                  POSITION(S)     OFFICE AND                                              IN FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,     HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY         HELD BY
AND AGE*          THE TRUST      TIME SERVED**                 FIVE YEARS                     TRUSTEE          TRUSTEE***
---------------------------------------------------------------------------------------------------------------------------
Haig G.          Chairman       Since 1998+      Owner of Haig G. Mardikian                     16          None
Mardikian                                        Enterprises, a real estate investment
Age: 60                                          business (1971 to present); General
                                                 Partner of M&B Development, a real
                                                 estate investment business (1982 to
                                                 present); General Partner of George M.
                                                 Mardikian Enterprises, a real estate
                                                 investment business (1983 to 2002);
                                                 President and Director of
                                                 Adiuvana-Invest, Inc., a real estate
                                                 investment business (1983 to present);
                                                 Vice Chairman and Trustee of the
                                                 William Saroyan Foundation (1992 to
                                                 present) and President (2007 to
                                                 present); Mr. Mardikian served as
                                                 Managing Director of the United
                                                 Broadcasting Company, radio
                                                 broadcasting (1983 to 2001) and
                                                 Chairman and Director of SIFE Trust
                                                 Fund (1978 to 2002). Trustee of the
                                                 International House of UC Berkeley
                                                 (2001 to present); Director of Near
                                                 East Foundation (2005 to present);
                                                 President of Foundation of City
                                                 College San Francisco (2006 -
                                                 present); Director of the Downtown
                                                 Association of San Francisco (1982 to
                                                 2006); Director of the Market Street
                                                 Association (1982 to 2006); Trustee of
                                                 Trinity College (1998 to 2006);
                                                 Trustee of the Herbert Hoover
                                                 Presidential Library (1997 to
                                                 present); Trustee of the Herbert
                                                 Hoover Foundation (2002 to present);
                                                 Board of Overseers of Hoover
                                                 Institution (2006 - present); Trustee
                                                 of the Advisor California Civil
                                                 Liberties Public Education Fund (1997
                                                 to 2006).

                                   TERM OF                                                 NUMBER OF FUNDS        OTHER
                  POSITION(S)     OFFICE AND                                              IN FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,     HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY         HELD BY
AND AGE*          THE TRUST      TIME SERVED**                 FIVE YEARS                     TRUSTEE          TRUSTEE***
---------------------------------------------------------------------------------------------------------------------------
Donald O'Connor  Trustee        Since 2000+      Financial Consultant (1997 to                  16          Trustee of the
Age: 71                                          present); Retired Vice President of                        Advisors
                                                 Operations, Investment Company                             Series Trust
                                                 Institute ("ICI"), a mutual fund trade                     (15) (1997 to
                                                 association (1969 to 1993); Executive                      present).
                                                 Vice President and Chief Operating
                                                 Officer, ICI Mutual Insurance Company,
                                                 an insurance company (1987 to 1997);
                                                 Chief, Branch of Market Surveillance,
                                                 Securities and Exchange Commission
                                                 (1964 to 1969).

DeWitt F.        Trustee,       Since 2006       Principal, Pension Investment                  16          Trustee, Brandes
Bowman           Audit          (Director of     Consulting, a consulting company (1994                     Institutional
Age: 77          Committee      Forward Funds,   to present); Treasurer of Edgewood                         International
                 Chairman       Inc. since       Center for Children and Families, a                        Fund (May 1995
                                2000)+           non-profit care center (1994 to 2004);                     to present);
                                                 Director, Episcopal Diocese of                             Director, RREEF
                                                 California, a non-profit religious                         America III
                                                 organization (1964 to present);                            REIT (December
                                                 Director RREEF America Fund, a real                        2002 to
                                                 estate investment trust (1994 to                           Present);
                                                 2006); Trustee of the Pacific Gas and                      Trustee, Sycuan
                                                 Electric Nuclear Decommissioning Trust                     Funds
                                                 Fund, a nuclear decommissioning trust                      (September 2003
                                                 (1994 to present); Trustee, PCG                            to present);
                                                 Private Equity Fund, a private equity                      Trustee,
                                                 fund of funds (1998 to present).                           Brandes Sep Man
                                                                                                            Acct Reserve
                                                                                                            Trust (February
                                                                                                            2005 to present);
                                                                                                            PCG Private Equity
                                                                                                            Fund (March 1994 to
                                                                                                            present).

INTERESTED TRUSTEE:

                                   TERM OF                                                 NUMBER OF FUNDS        OTHER
                  POSITION(S)     OFFICE AND                                              IN FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,     HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY         HELD BY
AND AGE*          THE TRUST      TIME SERVED**                 FIVE YEARS                     TRUSTEE          TRUSTEE***
---------------------------------------------------------------------------------------------------------------------------
J. Alan Reid,    President,     Since 2001+      President of Forward Management, LLC,          16          Director,
Jr. ****         Trustee                         an investment advisor (2001 to                             FOLIOfn, Inc.
Age: 45                                          present); President and Director,                          (2002 to
                                                 ReFlow Management Co., LLC, an                             present).
                                                 investment services company (2001 to
                                                 present); President and Director,
                                                 ReFlow Fund, an investment services
                                                 company (2001 to present); Senior Vice
                                                 President, Director of Business
                                                 Delivery, Morgan Stanley Online, a
                                                 financial services company (1999 to
                                                 2001); Executive Vice President and
                                                 Treasurer, Webster Investment
                                                 Management Co., LLC (1998 to 1999);
                                                 Vice President, Regional Director,
                                                 Investment Consulting Services, Morgan
                                                 Stanley, Dean Witter, Discover & Co.,
                                                 a financial services company (1992 to
                                                 1998); Board of Trustees of
                                                 Centerpoint, a public health and
                                                 welfare organization (1997 to
                                                 present).

____________________
* EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O FORWARD MANAGEMENT, LLC, 433 CALIFORNIA STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104.

**   EACH TRUSTEE WILL HOLD OFFICE FOR AN INDEFINITE  TERM UNTIL THE EARLIEST OF
     (I) THE NEXT MEETING OF SHAREHOLDERS, IF ANY, CALLED FOR THE PURPOSE OF CONSIDERING THE ELECTION OR RE-ELECTION OF SUCH TRUSTEE AND UNTIL THE ELECTION AND QUALIFICATION OF HIS SUCCESSOR, IF ANY, ELECTED AT SUCH
     MEETING; OR (II) THE DATE A TRUSTEE RESIGNS OR RETIRES, OR A TRUSTEE IS REMOVED BY THE BOARD OF TRUSTEES OR SHAREHOLDERS, IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

*** THIS COLUMN INCLUDES ONLY DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., PUBLIC COMPANIES) OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE 1940 ACT. THE PARENTHETICAL NUMBER REPRESENTS THE NUMBER OF PORTFOLIOS WITHIN A FUND OR FUND COMPLEX.

**** MR. REID IS CONSIDERED AN INTERESTED  TRUSTEE  BECAUSE HE ACTS AS PRESIDENT
     OF FORWARD MANAGEMENT, LLC, THE FUNDS' INVESTMENT ADVISOR, AND HOLDS OTHER POSITIONS WITH AN AFFILIATE OF THE TRUST.

+ EACH TRUSTEE, OTHER THAN MR. BOWMAN HAS SERVED AS TRUSTEE TO THE TRUST SINCE MAY 1, 2005. HOWEVER, BEGINNING ON THE DATE INDICATED IN THE CHART, EACH TRUSTEE SERVED AS A DIRECTOR FOR THE NINE SERIES OF FORWARD FUNDS, INC., WHICH WERE REORGANIZED AS SERIES OF THE TRUST EFFECTIVE JULY 1, 2005. MR. BOWMAN WAS APPOINTED AS TRUSTEE EFFECTIVE JANUARY 1, 2006, AND SERVED AS A DIRECTOR FOR THE NINE SERIES OF FORWARD FUNDS, INC. SINCE 2000.

OFFICERS:

                              POSITION(S)        TERM OF OFFICE
NAME,                        HELD WITH THE        AND LENGTH OF
ADDRESS, AND AGE*               TRUST             TIME SERVED**           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------- ------------------------------------------------------------
Eric Kleinschmidt            Treasurer,            Since 2008       Employed by SEI Investments since 1995; Director of Funds
1 Freedom Valley Drive       Accessor Funds                         Accounting since 2004. Served as Manager from 1999-2004.
Oaks, PA 19456
Age: 39

Barbara H. Tolle             Assistant             Since 2006       Director of Fund Accounting and Operations, Forward
433 California Street        Treasurer,                             Management (since 2006); Vice President and Director, Fund
11th Floor                   Accessor Funds                         Accounting and Administration, PFPC Inc. (1999-2006).
San Francisco, CA 94104
Age: 58

Mary Curran                  Secretary             Since 2004**     Chief Legal Officer, Forward Management (since 2002);
433 California Street                                               Chief Legal Officer, ReFlow Management Co., LLC (since
11th Floor                                                          2002); General Counsel, Morgan Stanley Online (1997-2002).
San Francisco, CA 94104
Age: 60

Judith M. Rosenberg          Chief                 Since 2006       Chief Compliance Officer, Forward Management (since 2005);
433 California Street        Compliance                             First Vice President and Senior Attorney, Morgan Stanley
11th Floor                   Officer and                            (1984-2005).
San Francisco, CA 94104      Chief Legal
Age: 59                      Officer

____________________
* EACH OFFICER SHALL HOLD OFFICE AT THE PLEASURE OF THE BOARD OF TRUSTEES UNTIL THE NEXT ANNUAL MEETING OF THE TRUST OR UNTIL HIS OR HER SUCCESSOR IS DULY ELECTED AND QUALIFIED, OR UNTIL HE OR SHE DIES, RESIGNS, IS REMOVED OR BECOMES DISQUALIFIED.

** MS. CURRAN HAS SERVED AS AN OFFICER OF THE TRUST SINCE MAY 1, 2005. HOWEVER, BEGINNING ON THE DATE INDICATED IN THE CHART, MS. CURRAN SERVED AS AN OFFICER FOR THE NINE SERIES OF FORWARD FUNDS, INC., WHICH WERE REORGANIZED AS SERIES OF THE TRUST EFFECTIVE JULY 1, 2005.

The Board of Trustees has established two standing committees in connection with their governance of the Funds: Audit and Nominating Committees. The Audit Committee consists of three members: Messrs. Bowman, Mardikian, and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust's financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust's independent registered public accounting firm. During the fiscal year ended December 31, 2007 the Audit Committee convened four times.

The Nominating Committee consists of three members: Messrs. Bowman, Mardikian, and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2007, the Nominating Committee convened two times.

The following table sets forth information regarding the ownership of the Fund by each of the Trustees, and information regarding the aggregate ownership by each Trustee of the Forward Funds.

                       Information As Of December 31, 2007
INDEPENDENT TRUSTEES

                                                   AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                                DOLLAR RANGE         REGISTERED INVESTMENT
                                 OF EQUITY           COMPANIES OVERSEEN BY
                                 SECURITIES           TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                 IN THE FUND*          INVESTMENT COMPANIES*
--------------------------     --------------    ------------------------------
Haig G. Mardikian                    A                          D
Donald O'Connor                      A                          E
DeWitt F. Bowman                     A                          D

INTERESTED TRUSTEE:

                                                   AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                                DOLLAR RANGE         REGISTERED INVESTMENT
                                 OF EQUITY           COMPANIES OVERSEEN BY
                                 SECURITIES           TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                 IN THE FUND*          INVESTMENT COMPANIES*
--------------------------     --------------    ------------------------------
J. Alan Reid, Jr.                    A                          E
____________________
*    Key to Dollar Ranges
A    None
B    $1-$10,000
C    $10,001 - $50,000
D    $50,001 - $100,000
E    Over $100,000


As of December 31, 2007, no Trustee who is not an interested person of the Trust owned any securities of the Funds' Investment Advisor, any of the Funds' Money Managers, the Distributor, or their affiliates.

                              TRUSTEE COMPENSATION

The Trust pays each independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each for attendance in person at a regular meeting ($4,000 for attendance via telephone at a regular meeting). The Funds also pay each independent Trustee $1,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee does not receive any compensation by the Funds. Officers of the Trust and Trustees who are affiliated persons of the Funds, their investment advisor or sub-advisors do not receive any compensation from the Trust or any other funds managed by the Funds' investment advisor or sub-advisors. As of December 31, 2007, the Officers and Trustees owned less than 1% of the outstanding shares of the Funds. As discussed below in "Investment Advisory and Other Services - Other Service Providers," the Trust has agreed to compensate the Investment Advisor for, among other expenses, providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

           COMPENSATION RECEIVED FROM TRUST (AS OF DECEMBER 31, 2007)

                                                                          PENSION OR
                                                                          RETIREMENT         ESTIMATED            TOTAL
                                                       AGGREGATE       BENEFITS ACCRUED   ANNUAL BENEFITS      COMPENSATION
                                                      COMPENSATION    AS PART OF FUNDS'         UPON          FROM TRUST AND
NAME AND POSITION                                      FROM TRUST          EXPENSES          RETIREMENT      FUND COMPLEX(1)
--------------------------------------------------  ----------------- ------------------- -----------------  -----------------
J. Alan Reid, Jr. Trustee*......................                None                None              None               None
Haig G. Mardikian, Trustee......................    $         38,000  $                0  $              0   $         38,000
Donald O'Connor, Trustee........................    $         33,250  $                0  $              0   $         33,250
DeWitt F. Bowman, Trustee.......................    $         38,000  $                0  $              0   $         38,000

____________________
*    INTERESTED

(1) THE FUND COMPLEX CONSISTS OF THE TRUST, WHICH CURRENTLY CONSISTS OF [__] SERIES.


TRUSTEE AND OFFICER INDEMNIFICATION

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

CODE OF ETHICS

The Trust, Forward Management, the Money Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j1 of the 1940 Act that establishes standards by which certain covered persons of the respective entities must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, Trustees and officers of the Trust and employees of the Trust, Forward Management, the Money Manager and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2008, the following persons were the owners, of record or beneficially, of 5% of any class or 25% or more of the Fund's outstanding equity securities as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.

--------------------------------------------------------------------------------
Fund                        Name                                      Percent
                                                                    of Ownership
--------------------------------------------------------------------------------

Accessor Limited Duration   SEI PRIVATE TRUST COMPANY                 77.73%
U.S. Government Fund        ONE FREEDOM VALLEY DRIVE
                            Oaks, PA 19456

                            Alerus Financial, NA                      16.97%
                            P.O Box 6001
                            Grand Forks, ND 58206

As of June 30, 2008, none of the Trustees and officers of the Trust, as a group, beneficially owned more than 1% of the shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The Fund's day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:

Manager, Transfer Agent,               Forward Management, LLC
Registrar and Dividend
Disbursing Agent

Custodian                              State Street Bank & Trust Company

Administrator and
Fund Accounting Agent                  SEI Investments Global Funds Services

Money Manager                          Pennant Management, Inc.

Distributor                            SEI Investments Distribution Co.

Legal Counsel                          Dechert LLP

Independent Registered Public
Accounting Firm                        Deloitte & Touche LLP

MANAGER, TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT

Forward Management, LLC ("Forward Management" or the "Investment Advisor" or the "Manager") serves as the investment advisor to each of the Accessor Funds. Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Trust's Board of Trustees. Forward Management also has the authority to engage the services of different Money Managers with the approval of the Trustees of each of the Funds and each Fund's shareholders. Forward Management also provides the Funds with ongoing management supervision and policy direction.

Forward Management is a registered investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"). Forward Management supervises the activities of each Money Manager and manages the assets of certain of portfolios of the Trust directly, without the use of a sub-advisor. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The ReFlow Forward Family Holding Company, LLC ("ReFlow Forward Family Holding Company") holds approximately 90% of Forward Management's ownership interest, with the balance held by employees. Gordon P. Getty is the Manager of the ReFlow Forward Family Holding Company, which was organized as a Delaware limited liability company on December 20, 2006.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (the "Investment Management Agreement"), the Investment Advisor provides a program of continuous investment management for the Funds with regard to the Funds' investment of their assets in accordance with the Funds' investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors ("Money Managers") for the Funds, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such Money Managers subject to approval by the Board of Trustees; (b) if Money Managers are appointed with respect to the Funds, monitor and evaluate the performance of the Money Managers under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in Money Managers as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Trust, provide the services of its officers as officers or administrative executives of the Funds of the Trust who are "interested persons" of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution and service plans of the Funds. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to each Fund's portfolio securities, always subject to best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor's affiliates, if in the Investment Advisor's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

Forward Management has managed the Accessor Funds since [_____], 2008. Forward Management currently invests all of the assets of the U.S. Government Money Fund, the Accessor Strategic Alternatives Fund and the Accessor Allocation Funds and has delegated the authority to manage each other Fund to Money Managers. Forward Management also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for the Accessor Funds.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Management Agreement for the Accessor Funds will be available in Accessor Funds' annual reports for the most recent fiscal year ended December 31, 2008.

FORWARD MANAGEMENT'S FEES. The Fund pays to Forward Management an investment advisory fee, which is computed daily and paid monthly, at the annual rate of 0.12% of the Fund's average daily net assets.

For the periods ended December 31, Accessor Capital, the previous Manager of the Fund, received the following fees under its Management Agreement with the Fund:

2004            $30,955
2005            $72,507
2006            $65,103
2007            $70,890

OTHER FORWARD MANAGEMENT SERVICES. Forward Management provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency Agreement between Forward Management and the Fund. Subtransfer agent and compliance services are provided to the Fund under the Transfer Agency Agreement. Forward Management also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Forward Management receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) certain out-of-pocket expenses. Forward Management is also reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to the Fund's previous transfer agent, Accessor Capital, for the fiscal years ended December 31.

        2005  $50,989
        2006  $43,424
        2007  $48,845

In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Forward Management. Forward Management or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Fund, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Fund's may be owed by certain intermediaries for the benefit of their customers. Because Forward Management often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Forward Management or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Forward Management or an affiliate or by an unaffiliated third party.

CUSTODIAN

State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. ("Custodian") is the Fund's Custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be bought or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. The Custodian is paid by the Fund an annual fee and also is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. The Custodian also acts as Custodian for investors of the Fund with respect to the individual retirement accounts ("IRA Accounts").

ADMINISTRATOR AND FUND ACCOUNTING AGENT

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456. ("Administrator") provides basic recordkeeping required by the Fund for regulatory and financial reporting purposes. The Administrator is paid by the Fund an annual fee based on the average net assets of the Fund plus specified transaction costs for these services, and is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.

DISTRIBUTOR

SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. ("Distributor") serves as distributor for the Funds, pursuant to an agreement with the Trust (the "Distribution Agreement"). Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

The Distributor is compensated under the Distribution Agreement.

The Distribution Agreement for the Fund may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Trustees or (ii) by a vote of a majority of the outstanding securities of the Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606 serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial statements.

MONEY MANAGER

The Money Manager is selected by Forward Management and has no affiliation with or relationship to the Fund or Forward Management other than as discretionary manager for the Fund's assets. In addition, the Money Manager and its affiliates may effect brokerage transactions for the Fund. See "Fund Transaction Policies-Brokerage Allocations." The Money Manager Agreement is approved by the Board of Trustees, including all the Trustees who are not "interested persons" of the Trust and who have no direct or indirect interest in the Money Manager Agreement, prior to the Agreement's effective date. The term of the Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management Agreement is reviewed annually by the Board of Trustees. A discussion of the Board's considerations in approving the Money Manager Agreement will be included in the Fund's Annual Report to Shareholders for the Fiscal Year ended December 31, 2008.

The Fund's Money Manager is Pennant Management, Inc., ("Pennant Management") a Wisconsin corporation that is a registered investment advisor under the Investment Advisors Act of 1940, as amended. Pennant Management is owned by U.S. Fiduciary Services, Inc., a Illinois corporation. As of January 1, 2008, U.S. Fiduciary Services is owned as follows:

Shareholder                                           Shares          %

Roger L. Weston                                       517,724         43.138%
Michael Welgat                                        143,287         11.939%
Mark A. Elste                                         143,287         11.939%
ESOP                                                  106,717          8.892%
John P. Culhane                                        54,227          4.518%
Richard F. Swenson                                     52,970          4.414%
Jay B. Kaun                                            42,211          3.517%
Todd C. Johnson and Heather M. Johnson                 39,270          3.272%
Marilyn H. Marchetti                                   34,542          2.878%
Arnold E. Bruns                                        16,214          1.351%
Eric Kroeger and Lauren Kroeger                        12,460          1.038%
Chris Weber                                            11,511          0.959%
Brad Rinsem                                             6,637          0.553%
Stephen J. Hartman and Barbara Hartman                  5,518          0.460%
Ronda Strasser                                          3,077          0.256%
Vaughn Gordy                                            3,030          0.252%
Leta Chaney                                             1,438          0.120%
Jim Benz                                                1,438          0.120%
Jim Staruck                                               885          0.074%
Julie Williams                                            885          0.074%
Paul and Kristin Kroeger                                  594          0.049%
Jason and Amy McDaniel                                    594          0.049%
Daniel and Michelle Bruss                                 594          0.049%
Jason and Jody Mikolanis                                  594          0.049%
Karen Russo                                               443          0.037%


The Officers of U.S. Fiduciary Services as of January 28, 2007, and their affiliations are:

                      U.S. Fiduciary Services, Inc.               GreatBanc Trust Co.                  Pennant Management, Inc.

Michael Welgat     Chief Executive Officer, President    Chief Executive Officer, President      Executive Vice President
Mark Elste         Executive Vice President, Chief       Executive Vice President, Chief         President, Chief Executive Officer,
                   Investment Officer, Chief             Investment Officer, Chief Operating     Chief Investment Officer
                   Operating Officer                     Officer
Brad Rinsem        Risk Management Officer, Secretary    Risk Management Officer, Secretary      Risk Management Officer, Secretary
Gregory Beard                                            Senior Vice President                   Senior Vice President
James Benz                                               Vice President
Brian Bizzell
Karen Bonn                                               Senior Vice President
Arnold Bruns                                             Senior Vice President
Leta Chaney
John Culhane                                             Senior Vice President                   Senior Vice President
Patrick De Craene                                        Vice President
Vaughn Gordy                                             Senior Vice President
Robin Hanson                                             Assistant Vice President
Stephen Hartman                                          Senior Vice President
Linda Jelinek      Senior Vice President, Director of    Senior Vice President, Director of      Senior Vice President, Director of
                   Human Resources                       Human Resources                         Human Resources
Jay Kaun           Treasurer                             Senior Vice President, Treasurer        Executive Vice President, Chief
                                                                                                 Operating Officer, Treasurer
Kevin Kolb                                               Vice President
Mary Krause        Director of Internal Audit            Director of Internal Audit              Director of Internal Audit
Eric Kroeger       Senior Vice President & Chief         Senior Vice President & Chief
                   Information Officer                   Information Officer
Paul Kroeger
Richard Long                                             Assistant Vice President
Marilyn Marchetti                                        Senior Vice President
John Marino                                              Vice President
Lauren McAfee      Compliance Officer, Internal          Compliance Officer, Internal            Chief Compliance Officer, Internal
                   Anti-Money Laundering Program         Anti-Money Laundering Program           Anti-Money Laundering Program
                   Coordinator, Information Security     Coordinator, Information Security       Coordinator, Information Security
                   Program Administrator, Assistant      Program Administrator, Assistant        Program Administrator, Assistant
                   Secretary                             Secretary                               Secretary
Janet McLaughlin
Jason Mikolanis    Technology Security Officer           Technology Security Officer             Technology Security Officer
Danielle Montesano                                       Senior Vice President
Jonathan Rigano                                          Vice President                          Vice President
Karen Russo
Lynn Skinner
Richard Spurgeon                                         Senior Vice President                   Senior Vice President
James Staruck                                            Vice President
Ronda Strasser                                           Vice President
Anne Umlauf                                              Vice President
Chris Weber                                              Vice President                          Vice President
Arlene Westbrook                                         Vice President
Julie Williams                                           Vice President



                                Salem Trust Company            USF Affiliate Services, Inc.                 Waretech, Inc.
                        ----------------------------------- ----------------------------------  ---------------------------------

Michael Welgat          Executive Vice President
Mark Elste              Executive Vice President, Chief     Chief Executive Officer
                        Investment Officer

Brad Rinsem             Chief Executive Officer, President, President, Secretary, Chief          Risk Management Officer,
                        Risk Management Officer, Secretary  Operating Officer, Risk Management   Secretary
                                                            Officer
Gregory Beard           Senior Vice President
James Benz
Brian Bizzell           Trust Officer
Karen Bonn
Arnold Bruns                                                Senior Vice President                Vice President
Leta Chaney             Vice President, Regional
                        Manager-Tampa
John Culhane            Senior Vice President
Patrick De Craene
Vaughn Gordy
Robin Hanson                                                Assistant Vice President
Stephen Hartman
Linda Jelinek           Senior Vice President, Director of  Senior Vice President, Director      Senior Vice President, Director
                        Human Resources                     of Human Resources                   of Human Resources
Jay Kaun                Senior Vice President, Treasurer    Treasurer                            Treasurer
Kevin Kolb
Mary Krause             Director of Internal Audit          Director of Internal Audit           Director of Internal Audit
Eric Kroeger            Senior Vice President & Chief       Senior Vice President & Chief        Chief Executive Officer,
                        Information Officer                 Information Officer                  President & Chief Information
                                                                                                 Officer
Paul Kroeger                                                                                     Vice President
Richard Long                                                Assistant Vice President
Marilyn Marchetti
John Marino
Lauren McAfee           Compliance Officer, Internal        Compliance Officer, Internal         Compliance Officer, Internal
                        Anti-Money Laundering Program       Anti-Money Laundering Program        Anti-Money Laundering Program
                        Coordinator, Information Security   Coordinator, Information Security    Coordinator, Information Securit
                        Program Administrator, Assistant    Program Administrator, Assistant     Program Administrator, Assistant
                        Secretary                           Secretary                            Secretary
Jason McDaniel                                                                                   Vice President
Janet McLaughlin                                            Assistant Vice President
Jason Mikolanis         Technology Security Officer         Technology Security Officer          Technology Security Officer
Danielle Montesano
Jonathan Rigano         Vice President
Karen Russo             Vice President, Regional
                        Manager-Deerfield Beach
Lynn Skinner            Assistant Vice President
Richard Spurgeon        Senior Vice President, Chief        Senior Vice President
                        Operating Officer, Regional
                        Manager-Jacksonville
James Staruck
Ronda Strasser
Anne Umlauf
Chris Weber             Vice President
Anne Westbrook
Julie Williams

The Directors of U.S. Fiduciary Services, and its affiliates, as of January 28, 2007 are:




                     U.S. Fiduciary Services, Inc.   GreatBanc Trust Co.      Pennant Management, Inc.
--------------      ----------------------------  --------------------------- --------------------------

Roger Weston         Chairman of the Board                                    Vice Chairman of the Board
Todd Johnson         Vice Chairman of the Board                               Chairman of the Board
Mark A. Elste        Director                     Vice Chairman of the Board  Director
Michael Welgat       Director                     Chairman of the Board       Director
John T. Bruhn                                     Director
Robert Darr                                       Director
James F. Glenn M.D.                               Director
Eric Kroeger
Carmen McGarry                                    Director
Bradley K. Rinsem                                 Director
William Smith                                     Director


--------------      ------------------------------------------------------------------------------
                       Salem Trust Company     USF Affiliate Services, Inc.  Waretech, Inc.
--------------      ------------------------------------------------------------------------------
Roger Weston
Todd Johnson
Mark A. Elste       Vice Chairman of the Board Vice Chairman of the BoarVice Chairman of the Board
Michael Welgat      Chairman of the Board      Chairman of the Board    Chairman of the Board
John T. Bruhn       Director
Robert Darr         Director
James F. Glenn M.D. Director
Eric Kroeger                                   Director                 Director
Carmen McGarry      Director
Bradley K. Rinsem   Director                   Director                 Director
William Smith       Director

Pennant Management manages the investment portfolios of insurance companies, community banks, healthcare organizations, governmental units and other personal and employee benefit trusts and entities.

As of December 31, 2007, Pennant Management managed assets of approximately $1.2 billion.

MONEY MANAGER FEES. The fees paid to the Money Manager of the Fund are paid pursuant to a Money Manager Agreement among the Trust on behalf of the Fund, Forward Management and the Money Manager. The fees are based on a percentage of the assets of the Fund based on the schedule below as applied to the average daily net assets of the Fund.

        0.35% on the first $25 million of assets under management; plus, 0.25% on the next $75 million of assets under management, plus, 0.20% on all assets above $100 million


The Money Manager may, from time to time, find it in the appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.

The Money Manager received the following fees pursuant to its Money Manager Agreement for the period ended December 31:

2005: $134,116
2006: $160,631
2007: $172,686

                             FUND PORTFOLIO MANAGERS

Other Accounts Managed. The Money Manager uses a team approach to the management of the Fund. This team is led by John P. Culhane, CFA, Senior Vice President and James Habanek, CFA, Senior Vice President, and is under the supervision of Mark
A. Elste as Chief Investment Officer of Pennant Management. The portfolio managers manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2007, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.


                               Number of       Total Assets of         Number of         Total Assets of
                               Accounts            Accounts            Accounts         Accounts Paying a
                                Managed                                Paying a          Performance Fee
                                                                      Performance
                                                                          Fee

John P. Culhane, CFA


Registered Investment
Companies                       0               0                       0                       0

Other Pooled Investment
Vehicles                        0               0                       0                       0

Other Accounts                  114             $1,057,408,583          0                       0

James Habanek, CFA

Registered Investment
Companies                       0               0                       0                       0

Other Pooled Investment
Vehicles                        0               0                       0                       0

Other Accounts                  0               0                       0                       0

Mark A. Elste

Registered Investment
Companies                       0               0                       0                       0

Other Pooled Investment         0               0                       0                       0
Vehicles

Other Accounts                  0               0                       0                       0

As of December 31, 2007, John Culhane beneficially owned 84.212 shares and the other portfolio managers beneficially owned no shares of the Fund.

Possible Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. U.S. Fiduciary Services is the parent company of both Pennant Management and GreatBanc Trust Company. Officers of Pennant Management also serve as officers of GreatBanc Trust Company. GreatBanc Trust Company receives certain fees from Accessor Capital Management for sharheolder services for assets in other Accessor Funds, not in the Limited Duration Fund. The assets used to calculate the fee may include assets managed by Pennant Management for its clients, but does not include assets of the Limited Duration Fund.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

Compensation. Portfolio managers at Pennant are compensated with a fixed salary plus a discretionary bonus based on the percentage of management fees received on the assets managed by the portfolio manager (not including the Fund). Compensation is not based on any performance related criteria. The yearend bonus is a function of the overall performance of the portfolio manager and the net revenue to the firm and is paid on a discretionary basis. Mr. Elste is compensated with a fixed salary plus a discretionary bonus based on the profits of the holding company, U.S. Fiduciary Services, Inc.

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by Forward Management. The Fund's expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Fund's assets; (e) expenses of obtaining Fund activity reports and analyses for the Fund; (f) expenses of maintaining the Fund's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Forward Management or any of its affiliates; (h) taxes levied against the Fund; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Fund, the preparation and mailings of prospectuses and reports of the Fund to their shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Fund' shares for sale; (m) costs of printing stock certificates representing shares of the Fund; (n) Trustees' fees and expenses of Trustees who are not officers, employees or shareholders of Forward Management or any of its affiliates; (o) the fidelity bond required by Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; and (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees and agents with respect thereto; The Fund is also responsible for paying a management fee to Forward Management. Additionally, the Fund pays a Management Fee to the Money Manager, as described above. Certain expenses attributable to the Fund are charged to the Fund, and other expenses are allocated among all of the Accessor Funds affected based upon their relative net assets.

The Fund has not adopted a Distribution and Service Plan or Administrative Services Plan for the Shares of the Fund. Shares of the Fund shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Fund. Shares are offered directly from the Fund and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. The Trust, on behalf of the Fund, pays no compensation to Service Organizations and receives none of the fees or transaction charges. Forward Management may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Shares of the Fund and for which Forward Management will compensate the Service Organizations from its revenue.

ADDITIONAL PAYMENTS TO INTERMEDIARIES

Forward Management, or its affiliates, may make additional payments, out of their own assets to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager in connection with the sale or distribution of the other Accessor Funds. The intermediaries to which payments may be made are determined by Forward Management. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families.

VALUATION

The NAV per share of the Fund is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, the Custodian and Forward Management are open for business. Nonbusiness days for 2008 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their net asset value.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, Fixed-Income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealersupplied valuations and electronic data processing techniques. short-term debt securities maturing in 60 days or less are valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. A discussion regarding the circumstances under which the Fund will use fair value pricing and the effects of using fair value pricing is included in the Fund's prospectus. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

FUND TRANSACTION POLICIES

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to its Money Manager.

If the Fund changes Money Manager, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Fund has no restrictions on portfolio turnover. The Fund will purchase or sell securities to accommodate purchases and sales of the Fund's shares. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from the Fund at ordinary income tax rates. See "Tax Information."

PORTFOLIO TURNOVER. While it is not the policy of the Fund to purchase securities with a view to short-term profits, the Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The portfolio turnover rate of the Fund may exceed 100%.

BROKERAGE ALLOCATIONS. The following is a description of the policy of the Fund with respect to brokerage allocation and brokerage commissions. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on nonUnited States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the overthecounter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a markup or markdown. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreement provide, in substance and subject to specific directions from the Board of Trustees and officers of Forward Management, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Fund. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreement and the Money Manager Agreement authorize Forward Management and the Money Manager, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Fund. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Forward Management or the Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services of economic benefit to Accessor Funds. In certain instances, Forward Management or the Money Manager may receive from brokers or dealers products or services that are used both as investment research and for administrative, marketing, or other nonresearch purposes. In such instances, Forward Management or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Forward Management or the Money Manager through brokerage commissions generated by transactions of the Fund, while the portions of the costs attributable to nonresearch usage of such products or services is paid by Forward Management or the Money Manager in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Forward Management or the Money Manager allocation of the costs of such benefits and services between those that primarily benefit Forward Management or the Money Manager and those that primarily benefit Accessor Funds.

As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Forward Management or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Forward Management or the Money Manager exercises investment discretion.

In addition, if requested by Accessor Funds, Forward Management, when exercising investment discretion, and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Forward Management so long as the Money Manager or Forward Management believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Forward Management for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Forward Management may also, if requested by the Fund, direct all or a portion of the Fund's transactions to brokers who pay a portion of the Fund's expenses.

Forward Management does not expect the Fund ordinarily to effect a significant portion of the Fund's total brokerage business with brokers affiliated with the Distributor, Forward Management or their Money Manager. However, the Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e1 of the 1940 Act.

BROKERAGE COMMISSIONS. The Board of Trustees will review, at least annually, the allocation of orders among brokers and the commissions paid by the Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund. Certain services received by Forward Management or the Money Manager attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or the Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Manager are not reduced by reason of their receipt of such brokerage and research services.

The Fund paid $1,561 in brokerage commissions for the year ended December 31, 2007.

                                TAX INFORMATION

TAXATION OF THE FUND  GENERAL

The Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). That treatment generally relieves the Fund, but not its shareholders, from paying federal income tax on amounts distributed to shareholders.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ; and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and that are engaged in similar trades or businesses, or in the securities of one or more "qualified publicly traded partnerships".

If the Fund fails to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends, and noncorporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the oneyear period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. The Fund intends to make sufficient distributions to avoid the Excise Tax.

TAXATION OF THE SHAREHOLDERS

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", the Fund may designate, and a Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations" which are corporations that are either incorporated in a U.S. possission or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain included in income with respect to the shares (whether distributed or not). Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the disposition.

A portion of the dividends from the Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate ordinary income dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject to the federal alternative minimum tax and certain basis adjustments. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividendsreceived deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the net asset value of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of the Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.

FOREIGN SECURITIES AND TRANSACTIONS

The Fund may invest in Eurodollar CDs issued by U.S. branches of foreign banks that are FDIC insured.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of the average fair market value of its assets consists of assets that produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the Fund did not receive those earnings and gain from the QEF. As a result, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In most instances it will be very difficult, if not impossible, to make a QEF election because of certain requirements thereof, and the Funds do not expect to make such an election.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. This election may cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to that stock. In order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable yearend, but only to the extent of any net marktomarket gains with respect to that stock included in income by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreigncurrencydenominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

STATE AND LOCAL TAXES

Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund is currently making a continuous offering of its shares. The Fund receives the entire net asset value of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Shares of the Fund may be purchased directly from the Fund with no sales charge or commission.

Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Fund. Shares of the Fund will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern Time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Fund. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and the Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary provided the financial intermediary provides the information to the Transfer Agent within the time limits established. The order will be priced at the NAV next computed after the order is received.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order. Payment will ordinarily be made within seven days and will be wiretransferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record.

The Fund may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will the Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Forward Management or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for the Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to the Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for the Fund's shares should consult their tax advisors as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of the Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or the Transfer Agent complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Forward Management will be responsible for authenticity of redemption or exchange instructions received by telephone.

MARKET TIMING POLICY. The Fund is intended for long term investment purposes. The Fund will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the Fund's NAV does not fully reflect the value of the fund's holdings for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. The Fund will take reasonable steps to discourage short-term trading and the Board of Trustees has adopted the following policies and procedures with respect to preventing market timing of the Funds by shareholders.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Forward Management will be issued a written notice of their status and the Fund's policies. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Fund's Systematic Withdrawal Plan described in the Fund's Prospectus.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market trading and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

EXCHANGES. You can exchange your Fund shares into any other share class of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. You may be charged a sales load when exchanging into a fund that has one.

Shares of other classes of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through re-investment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2008 and unaudited financial statements for the period ended June 30, 2009, will be contained in the Annual and Semi-Annual Reports to Shareholders, respectively, when available.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Forward Management, subject to the Board's continuing oversight. Forward Management in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Forward Management and the Money Managers each have their own proxy voting policies and procedures that the Board has reviewed. Forward Management's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Forward Management or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Forward Management's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of the Fund and the interests of Forward Management or the Money Manager, as the case may be. Copies of the proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 will be available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at www.sec.gov.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as highgrade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as mediumgrade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higherrated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLYVULNERABLE.

PLUS (+) OR MINUS ():

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect indepth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2 Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP1 This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP2 This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2 This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

A3 This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   APPENDIX B

                       PROXY VOTING POLICY AND PROCEDURES

                 GREATBANC TRUST COMPANY/PENNANT MANAGEMENT INC.
                      PROXY VOTING PROCEDURES AND POLICIES

                             As of December 31, 2005

I.       GENERAL STATEMENT

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

II.      INVESTMENT COMMITTEE

1. The Investment Committee, which is the committee consisting of all the Portfolio Managers, is designated as the Company's policymaking body with respect to proxy voting. In this capacity, the Investment Committee will be aided by the Heads of the Administration Group, the Operations Group and the General Counsel, with whom the Investment Committee may consult as and when needed.

2. The Investment Committee may delegate decisions with respect to specific proxy issues to one of the Portfolio Managers who is most familiar with the issuer and its business.

3. The Investment Committee may designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues designated by the Investment Committee for further review.

4.   The  Investment   Committee  will  designate  the  staff   responsible  for
     monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely.

5. The Investment Committee shall determine, on a casebycase basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

6. Notwithstanding the foregoing, the Company may retain a service provider to administer this policy. Copies of the proxy materials received and a record reflecting how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to the Company promptly upon request.


III.     PROXY VOTING PROCEDURES

(A) All proxies received by the Company will be sent to the Investment Committee. The Investment Committee will:

(1) Keep a record of each proxy received;

(2) Determine which accounts managed by the Company hold the security to which the proxy relates;

(3) Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Company must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(4) Identify Routine Items, NonRoutine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Company applies to the NonRoutine Items and Conflict of Interest Items.

     (a)  Conflicts of Interest

          1. If the Company has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client's account, the Company shall disclose to the client in writing the substance of the Company's interest in the issue and shall seek from the client written direction on how such issue is to be voted.

          2. If the Company does not receive written direction from a client on how to vote on an issue on which the Company has a direct or indirect interest, the Company may resolve the conflict by voting client securities based upon the recommendations of the issuer's management.

          3. This existence of an issue on which the Company has a direct or indirect issue shall not prevent the Company from voting on other issues on the same proxy on which the Company does not have a conflict of interest.

(5) Vote a Routine Item (with no corporate governance implications) according to the Company's specific policy and, if applicable, vote the NonRoutine Item or Conflict of Interest Item according to the Company's specific policy. The Investment Committee should vote these proxies by completing them and submitting them in a timely and appropriate manner.

(6) If no specific policy applies to a NonRoutine Item or Conflict of Interest Item, follow the general policy for voting of NonRoutine Items and Conflict of Interest Items.

(7) The Company may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Investment Committee shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

IV.      PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, the Company will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Company believes that voting proxies in accordance with the following policies is in the best interests of its clients.

     (A)  Specific Voting Policies

          (1)  Routine Items:

               o    The  Company  will   generally  vote  FOR  the  election  of
                    directors   (where  no  corporate   governance   issues  are
                    implicated).

               o The Company will generally vote FOR the selection of independent auditors.
               o The Company will generally vote FOR increases in or reclassification of common stock.
               o The Company will generally vote FOR management recommendations adding or amending indemnification provisions in charter or bylaws.

               o The Company will generally vote FOR changes in the board of directors. o The Company will generally vote FOR outside director compensation.

          (2)  NonRoutine and Conflict of Interest Items:

               o The Company will generally vote FOR management proposals for merger or reorganization if the transaction appears to offer fair value.

               o The Company will generally vote FOR measures intended to increase long-term stock ownership by executives.

               o    The  Company  will   generally   vote  AGAINST   shareholder
                    resolutions that consider nonfinancial impacts of mergers.

               o    The  Company  will  generally  vote  AGAINST   antigreenmail
                    provisions.

               o The Company will generally vote AGAINST proposals to lower barriers to shareholder action. o The Company will generally vote AGAINST proposals to impose supermajority requirements.

     (B)  General Voting Policy

     If the proxy includes a Routine Item that implicates corporate governance changes, a NonRoutine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Investment Committee will engage the appropriate parties to determine how the proxies should be voted.

V.       DISCLOSURE

     (A) The Company will disclose in its Form ADV Part II that clients may contact the Compliance Officer in order to obtain information on how the Company voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Investment Committee will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Company voted that client's proxy.

     (B) A concise summary of these Proxy Voting Procedures and Policies will be included in the Company's Form ADV Part II, and will be updated whenever these procedures and policies are updated. The Investment Committee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.      RECORDKEEPING

         The Compliance Officer will maintain files relating to the Company's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Company. Records of the following will be included in the files:

     (A) Copies of the proxy voting procedures and policies, and any amendments thereto.

     (B) A copy of each proxy statement that the Company receives, provided however that the Company may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (C)  A record of each vote that Company casts.

     (D) A copy of any document Company created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (E) A copy of each written client request for information on how the Company voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Company voted its proxies.